UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2020, the Board of Directors (the “Board”) of Seattle Genetics, Inc., a Delaware corporation (the “Company”), adopted, effective immediately, amended and restated bylaws of the Company (as amended, the “Amended and Restated Bylaws”) solely to implement a majority voting standard in uncontested director elections, instead of plurality voting.

Pursuant to the Amended and Restated Bylaws, in uncontested elections, a director must be elected by a majority of the votes cast with respect to the election of such director (meaning the number of shares voted “for” such nominee’s election must exceed the number of votes cast “against” his or her election) at any meeting for the election of directors at which a quorum is present. However, in the event of a contested election of directors, directors shall be elected by the highest number of votes, or a plurality of votes, cast.

The Company’s Corporate Governance Guidelines (the “Guidelines”) provide for a procedure whereby a director who fails to receive more “for” votes than “against” votes in an uncontested election will submit his or her offer of resignation for consideration by the Nominating and Corporate Governance Committee, and the Nominating and Corporate Governance Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. In this regard, conforming amendments were made to the Guidelines to reflect the change to a majority voting standard in uncontested director elections.

The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Seattle Genetics, Inc.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer

Date: January 16, 2020